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                                                                   EXHIBIT 10.11


                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT



         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the "First Amendment") is made and entered into as of December 1, 1996 by and between THE PEREGRINE REAL ESTATE TRUST ("Company") and JOSEPH M. MOCK ("Executive").


         WHEREAS, the Company and Executive are parties to an Employment Agreement dated as of June 1, 1996 (the "Employment Agreement").


         WHEREAS, the parties desire to amend the Employment Agreement as it relates to compensation payable by the Company to Executive upon termination of employment without cause.


         NOW, THEREFORE, the parties agree as follows:

         1. Section 8.1 of the Employment Agreement is hereby amended and restated to read in its entirety as follows:


                        "8.1  Upon Termination Without Cause.  In the event of
                 termination by Company pursuant to Section 7.1 of this Agreement ("Termination by Either Party Without Cause"), the Executive shall be entitled to receive Salary (a) through the period ending on the date which is three months after the date of termination specified in the Company's termination notice, provided that such date of termination occurs on or before May 31, 1997 or (b) through the date of termination specified in the Company's termination notice, if such date of termination occurs after May 31, 1997. In the event of termination by Executive pursuant to Section 7.1 of this Agreement, Executive shall receive Salary through the effective date of such termination."


         2. As amended hereby, the Employment Agreement shall remain in full force in effect.
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         IN WITNESS WHEREOF, this First Amendment has been executed as of the date specified in the first paragraph.



COMPANY:                                        THE PEREGRINE REAL ESTATE TRUST
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                                                By:      ______________________
                                                Name:    ______________________
                                                Its:     ______________________



EXECUTIVE:                                      JOSEPH M. MOCK
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                                                _______________________________